Exhibit 10.2

COLLATERAL PLEDGE AGREEMENT

This Collateral Pledge Agreement (this “Agreement”) dated as of August 10, 2018, is made by NEW AGE BEVERAGES CORPORATION, a Washington corporation (“Pledgor”), with an address at 1700 E 68th Avenue, Denver, CO in favor in favor of SIENA LENDING GROUP LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding the “Lender” under the Loan Agreement (defined below), and herein referred to as the “Secured Party”)

Background

A.
To induce Lender to extend credit to Borrowers (as defined below) pursuant to that certain Loan and Security Agreement dated as of even date herewith among Pledgor, NABC, INC., a corporation organized under the laws of the State of Colorado (“NABC”), NABC PROPERTIES, LLC, a limited liability company formed under the laws of the State of Colorado (“NABC Properties”) and NEW AGE HEALTH SCIENCES, INC., a corporation formed under the laws of the State of Nevada (“New Age Health”, Pledgor, NABC, NABC Properties and each Person joined to the Loan Agreement as a borrower from time to time, collectively, the “Borrowers”, and each a “Borrower”), and Lender (as amended, restated, supplemented, or replaced from time to time, the “Loan Agreement”), Pledgor executes and delivers this Agreement to Secured Party. All capitalized terms used herein and not otherwise defined shall have the same meanings assigned to such terms in the Loan Agreement.

B.
This Agreement is given and is intended to provide additional security for the Obligations.

C.
Pledgor will derive economic benefit from the making of loans and extension of credit to Borrowers under the Loan Agreement.

NOW THEREFORE, for other good and sufficient consideration, the receipt of which is hereby acknowledged, Pledgor, intending to be legally bound hereby, covenants and agrees as follows:

1.
To secure the payment and performance of the Obligations, Pledgor does hereby grant to Secured Party and Secured Party’s successors and assigns a continuing lien on, and security interest in, the Equity Interests described on Schedule I attached hereto and made a part hereof, together with any additions, exchanges, replacements, and substitutions therefor, dividends and distributions with respect thereto, and the proceeds thereof, including, without limitation, all of the stock and/or membership interests or units in the corporations and/or limited liability companies listed on Schedule I attached hereto, whether now owned or hereafter acquired by Pledgor or in which Pledgor now or hereafter has any rights, options or warrants, together with any certificates representing such interest and all rights (but none of the obligations) under or arising out of the applicable Organic Documents of such corporation and/or limited liability company (collectively, the “Pledged Collateral”).

2.
The pledge and security interest described herein shall continue in effect to secure all Obligations from time to time incurred or arising unless and until all Obligations have been indefeasibly paid and satisfied in full in cash, the Lender’s commitment to make Loans has been terminated and the Loan Agreement has been terminated. Any Liens granted to Lender on the Pledged Collateral shall automatically be released (a) upon the payment in full of the Obligations and the termination of the Loan Agreement, (b) at the time the Pledged Collateral is sold or otherwise disposed of to any Person to the extent that such sale or other disposition is made in compliance with the terms of the Loan Agreement, or (c) upon the effectiveness and to the extent of any written consent by Lender to a release of such Lien. In connection with any termination or release of a Lien in the foregoing sentence, Lender shall execute and deliver to Pledgor, at Pledgor’s expense, all documents that Pledgor shall reasonably request to evidence such termination or release.

3.
Pledgor hereby represents and warrants to and covenants with Secured Party that:

(a)
Except as pledged herein and except as permitted by the Loan Agreement, Pledgor has not sold, assigned, transferred, pledged or granted any option or security interest in or otherwise hypothecated the Pledged Collateral in any manner whatsoever and the Pledged Collateral is pledged herewith free and clear of any and all liens, security interests, encumbrances, claims, pledges, restrictions, legends, and options other than Permitted Liens;

(b)
Pledgor has the full power and authority to execute, deliver, and perform under this Agreement and to pledge the Pledged Collateral hereunder;

(c)
This Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, and the pledge of the Pledged Collateral referred to herein is not in violation of and shall not (i) create any default under any agreement, undertaking or obligation of Pledgor or (ii) conflict with or violate any applicable law, regulation, judgment, order or decree of any Governmental Authority binding upon Pledgor;

(d)
The Pledged Collateral has been duly and validly authorized and issued by each issuer thereof and such Pledged Collateral is fully paid for and non-assessable;

(e)
Pledgor is pledging hereunder all of Pledgor’s interest and ownership in the Equity Interests described on Schedule I attached hereto;

(f)
Simultaneously upon execution and delivery hereof, Pledgor shall deliver to Secured Party all certificates representing or evidencing the Pledged Collateral in the corporations and limited liability companies listed on Schedule I hereto, accompanied by duly executed instruments of transfer or assignments in blank, to be held by Secured Party in accordance with the terms hereof, together with a copy of each shareholder, member or operating agreement, as applicable in effect as of the date hereof with respect to the Pledged Collateral;

(g)
Pledgor hereby confirms that Secured Party is authorized to file all UCC-1 financing statements that are required under the UCC (as defined below) to perfect any security interest granted hereunder;

(h)
There are no restrictions upon the voting rights associated with, or the transfer of, any of the Pledged Collateral, except as provided by applicable federal and state laws, the terms of the Organic Documents of the respective issuers and the Loan Documents;

(i)
Pledgor has delivered to each entity listed on Schedule I attached hereto, a Pledge Instruction, substantially in the form of Exhibit A attached hereto, and has caused such entity to register the security interest granted hereunder on its books and records and to deliver to Secured Party an Acknowledgment of Registration Statement, substantially in the form of Exhibit B attached thereto. Notwithstanding the foregoing, any failure of Pledgor to comply with its understanding in this paragraph shall not impair, reduce or affect the validity, enforceability or effectiveness of the pledge described herein; and

(j)
with respect to any Pledged Collateral that is issued from an entity that is not a corporation (a “Non-Corporate Issuer”), either (x) such Non-Corporate Issuer has not “opted-in” to Article 8 of the UCC with respect to the Equity Interests issued by it or any other part of the Pledged Collateral by providing in any of its certificate or articles of organization, partnership agreement, operating agreement, limited liability company agreement or any other entity governance document or any other document governing or evidencing the equity interests issued by it or any other part of the Pledged Collateral that the equity interests issued by it or any other part of the Pledged Collateral shall be “securities” as governed by and defined in Article 8 of the UCC, or (y) such Non-Corporate Issuer has “opted-in” to Article 8 of the UCC, and Pledgor shall deliver to Secured Party all certificates evidencing the Equity Interests issued by such Non-Corporate Issuer, together with an original executed instrument of transfer endorsed in blank, within two (2) Business Days of the date first written above.

4.
If an Event of Default occurs and is continuing under the Loan Agreement then Secured Party may, at its sole option, or shall at the direction of Lender, exercise from time to time with respect to the Pledged Collateral any and/or all rights and remedies available to it hereunder, under the Loan Agreement and/or under the Uniform Commercial Code, or otherwise available to Secured Party, at law or in equity, including, without limitation, the right to dispose of the Pledged Collateral at public or private sale(s) or other proceedings, and Pledgor agrees that, if permitted by law, Secured Party or Secured Party’s nominee(s) may become the purchaser at any such sale(s) at any prices and upon such terms as the Secured Party deems advisable, in its discretion. To the extent permitted by applicable law, Pledgor hereby waives all of its rights of redemption from any such sale(s).

5.
In addition to all other rights granted to Secured Party herein or otherwise available at law or in equity, and after written notice to Pledgor, Secured Party shall have the following rights, each of which may be exercised in Secured Party’s sole discretion (but without any obligation to do so), or at the direction of Lender, at any time during the continuance of an Event of Default under the Loan Agreement, without further consent of Pledgor: (i) the right to transfer the whole or any part of the Pledged Collateral into the name of itself or its nominee or to conduct a sale of the Pledged Collateral pursuant to the UCC or pursuant to any other applicable law; (ii) the right to vote the Pledged Collateral (including the right to vote for board members or the equivalent thereof); (iii) the right to notify, in the name of Pledgor, the Persons obligated on any of the Pledged Collateral to make payment to Secured Party of any amounts due or to become due thereon; and (iv) the right to release, surrender or exchange any of the Pledged Collateral at any time, or to compromise any dispute with respect to the same. Secured Party may proceed against the Pledged Collateral, or any other collateral securing the Obligations, in any order, and against Pledgor and any other obligor (including, without limitation, the Borrowers, jointly and/or severally), in any order to satisfy the Obligations. To the extent permitted by applicable law, Pledgor waives and releases any right to require Secured Party to first collect any of the Obligations secured hereby from any other collateral of Pledgor or any other party (including, without limitation, the Borrowers) securing the Obligations under any theory of marshalling of assets, or otherwise. All rights and remedies of Secured Party are cumulative, not alternative.

6.
Pledgor hereby irrevocably appoints Secured Party, Secured Party’s nominee, or any other Person whom the Secured Party may designate, as Pledgor’s attorney-in-fact, subject to the terms hereof, during the continuance of an Event of Default under the Loan Agreement at Secured Party’s option: (i) to effectuate the transfer of the Pledged Collateral on the books of the issuer thereof to the name of Secured Party or to the name of Secured Party’s nominee, designee or assignee; (ii) to endorse and collect checks, notes, drafts, money orders and other forms of payment or security payable to Pledgor representing distributions or other payments on the Pledged Collateral; (iii) to demand, collect, receive and sue for any and all sums or properties which may become due or payable in respect of the Pledged Collateral of Pledgor with full power to settle, adjust or compromise any claim thereunder as fully as Pledgor could do itself; and (iv) to carry out the terms and provisions hereof. Pledgor hereby ratifies and approves all acts of such attorney-in-fact made in accordance with this Agreement and agrees that such attorney-in-fact will not be liable for any such acts, omissions, errors of judgment or mistakes of law or fact other than by such Person’s bad faith, gross negligence or willful misconduct.

7.
The proceeds of any Pledged Collateral received by Secured Party at any time during the continuance of an Event of Default, whether from the sale of Pledged Collateral or otherwise, may be applied to or on account of the Obligations in accordance with the Loan Agreement. In addition, Secured Party may, in its discretion, apply any such proceeds to or on account of the payment of all reasonable costs, fees and expenses (including, without limitation, reasonable attorneys’ fees) which may be incurred by Secured Party to the extent so provided in the Loan Agreement.

8.
Pledgor recognizes that Secured Party may be unable to effect, or may effect only after such delay which would adversely affect the value that might be realized from the Pledged Collateral, a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (“Securities Act”) and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to Secured Party or the seller than if sold at public sales, and therefore recognizes and confirms that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately. Pledgor agrees that Secured Party has no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

9.
In the event that any reclassification, readjustment or other change is made or declared in the capital structure of any entity listed on Schedule I attached hereto or Pledgor acquires or in any other manner receives additional Equity Interests in any such entity, or any option included within the Pledged Collateral is exercised, any and all new, substituted or additional Equity Interests, or other securities, issued by reason of any such change or exercise, shall be delivered to and held by Secured Party under the terms hereof in the same manner as the Pledged Collateral originally pledged hereunder; provided, however, that with respect to any entity listed on Schedule I attached hereto that is a foreign Subsidiary, the Pledged Collateral shall not in any case represent more than 66% (or such greater percentage that, due to a change in applicable law after the date hereof, (x) could not reasonably be expected to cause the undistributed earnings of such foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to Pledgor and (y) could not reasonably be expected to cause any material adverse tax consequences) of such Equity Interests in such entity. No distribution on account of Pledged Collateral may be paid to or retained by Pledgor unless expressly permitted in the Loan Agreement.

10.
So long as no Event of Default has occurred and is continuing under the Loan Agreement, and, until Secured Party notifies Pledgor in writing of its intent to exercise its rights hereunder, Pledgor shall retain the sole right to vote the Pledged Collateral and exercise all rights of ownership with respect to all corporate or company questions for all purposes not inconsistent with the terms hereof.

11.
Secured Party shall have no obligation to take any steps to preserve, protect or defend the rights of Pledgor or Secured Party in the Pledged Collateral against other parties. Secured Party shall have no obligation to sell or otherwise deal with the Pledged Collateral at any time for any reason, whether or not upon request of Pledgor, and whether or not the value of the Pledged Collateral, in the opinion of Secured Party or Pledgor, is more or less than the aggregate amount of the Obligations secured hereby, and any such refusal or inaction by Secured Party shall not be deemed a breach of any duty which Secured Party may have under law to preserve the Pledged Collateral. Except as provided by applicable law, no duty, obligation or responsibility of any kind is intended to be delegated to or assumed by Secured Party at any time with respect to the Pledged Collateral.

12.
To the extent Secured Party is required by law to give Pledgor prior notice of any public or private sale, or other disposition of the Pledged Collateral, Pledgor agrees that ten (10) Business Days prior written notice to Pledgor shall be a commercially reasonable and sufficient notice of such sale or other intended disposition. Pledgor further recognizes and agrees that if the Pledged Collateral, or a portion thereof, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Pledgor shall not be entitled to any prior notice of sale or other intended disposition. Pledgor agrees that, in connection with any sale or other disposition of the Pledged Collateral, Secured Party may, at Secured Party’s option, disclaim any and all warranties regarding the Pledged Collateral and that any such disclaimer shall constitute commercially reasonable conduct on the part of Secured Party.

13.
Pledgor shall defend, protect, indemnify, pay and save harmless Secured Party and its respective officers, directors, Affiliates, attorneys, employees and agents (each an “Indemnified Party”) for and from and against any and all claims, demands, liabilities, obligations, losses, damages, penalties, fines, actions, judgments, suits, costs, charges, expenses and disbursements of any kind or nature whatsoever (including fees and disbursements of counsel (including allocated costs of internal counsel)), but excluding opportunity costs and consequential damages (collectively, “Claims”) which may be imposed on, incurred by, or asserted against any Indemnified Party in arising out of or in any way relating to or as a consequence, direct or indirect, of: (i) this Agreement and/or the transactions contemplated hereby, (ii) any action or failure to act or action taken only after delay or the satisfaction of any conditions by any Indemnified Party in connection with and/or relating to the negotiation, execution, delivery or administration of the Agreement and/or the transactions contemplated hereby, (iii) Pledgor’s failure to observe, perform or discharge any of its covenants, obligations, agreements or duties under or breach of any of the representations or warranties made in this Agreement, (iv) the enforcement of any of the rights and remedies of Secured Party under the Agreement, (v) any threatened or actual imposition of fines or penalties, or disgorgement of benefits, for violation of any applicable anti-terrorism law by Pledgor or any Affiliate or Subsidiary of Pledgor, and (vi) any claim, litigation, proceeding or investigation instituted or conducted by any Governmental Authority or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not Secured Party is a party thereto, except to the extent that any of the foregoing arises out of the bad faith, willful misconduct or gross negligence of an Indemnified Party (as determined by a court of competent jurisdiction in a final and non-appealable judgment).

14.
For purposes hereof, to the extent permitted by applicable law, except as expressly set forth in this Agreement, Pledgor hereby waives notice of (a) acceptance of this Agreement, (b) the existence and incurrence from time to time of any Obligations under the Loan Agreement, (c) the existence of any Event of Default, the making of demand, or the taking of any action by Secured Party under the Loan Agreement and (d) demand and default hereunder.

15.
Pledgor hereby consents and agrees that Secured Party may at any time or from time to time pursuant to, and in accordance with, the Loan Agreement (a) extend or change the time of payment and/or the manner, place or terms of payment of any and all Obligations, (b) supplement, amend, restate, supersede, or replace the Loan Agreement or any other Loan Documents, (c) renew, extend, modify, increase or decrease loans and extensions of credit under the Loan Agreement, (d) modify the terms and conditions under which loans and extensions of credit may be made under the Loan Agreement, (e) settle, compromise or grant releases for any Obligations and/or any person or persons liable for payment of any Obligations, (f) exchange, release, surrender, sell, subordinate or compromise any collateral of any party now or hereafter securing any of the Obligations and (g) apply any and all payments received from any source by Secured Party at any time against the Obligations in accordance with the Loan Agreement; all of the foregoing in such manner and upon such terms as Secured Party may determine and without notice to or further consent from Pledgor and without impairing or modifying the terms and conditions of this Agreement which shall remain in full force and effect.

16.
This Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (a) any delay in making demand on Pledgor or any Borrower for, or delay in enforcing or failure to enforce, performance or payment of the Obligations or Pledgor’s obligations hereunder, (b) any failure, neglect or omission on Secured Party’s part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Pledgor or any other party securing the Obligations, (c) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any Person or Persons (including any Borrower or Pledgor) or in any property, (d) the invalidity or unenforceability of any Obligations or rights in any Collateral under the Loan Agreement, (e) the existence or nonexistence of any defenses which may be available to Borrowers, or any of them, with respect to the Obligations other than payment in full, (f) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against any Borrower, or (g) any acceptance by Secured Party of any other security for guaranty upon any of the Obligations.

17.
Pledgor covenants and agrees that Pledgor shall not, without the prior written consent of Secured Party, sell, encumber or grant any lien, security interest or option on or with respect to any of the Pledged Collateral unless and to the extent permitted by the Loan Agreement.

18.
Pledgor hereby authorizes and instructs each issuer of the Pledged Collateral to comply with any instruction received by it from Secured Party in writing that states that an Event of Default has occurred and is continuing and without any other or further instructions from Pledgor, and Pledgor agrees that each such issuer shall be fully protected in so complying.

19.
Pledgor covenants and agrees that Pledgor shall not permit any Non-Corporate Issuer to either (a) adopt any amendments or modifications to any of its certificate or articles of organization, partnership agreement, operating agreement or any other entity governance document or any other document governing or evidencing the membership interests or equity interests issued by such Non-Corporate Issuer (or any other part of the Pledged Collateral related thereto) to provide that such membership interests or equity interest (or any other part of the Pledged Collateral related thereto) shall be “securities” as governed by and defined in Article 8 of the UCC or (b) issue any certificates to evidence the membership interests or equity interests issued by any such Non-Corporate Issuer (or any other part of the Pledged Collateral related thereto).

20.
Any failure of or delay by Secured Party to exercise any right or remedy hereunder shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any other time.

21.
This Agreement together with the Loan Agreement and the other Loan Documents constitutes the entire agreement between the parties hereto regarding the subject matter hereof and may be modified only by a written instrument signed by Pledgor and Secured Party.

22.
This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any judicial proceeding brought by or against Pledgor with respect to any of the Obligations, this Agreement, the other Loan Documents or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, Pledgor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Pledgor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Pledgor at its address set forth in the preamble above and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at the Secured Party’s option, by service upon Borrowing Agent which Pledgor irrevocably appoints as Pledgor’s agent for the purpose of accepting service within the State of New York. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Secured Party or any Lender to bring proceedings against Pledgor in the courts of any other jurisdiction. Pledgor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Pledgor waives the right to remove any judicial proceeding brought against Pledgor in any state court to any federal court. Any judicial proceeding by Pledgor against Secured Party or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of New York, State of New York.

23.
All communications which Secured Party may provide to Pledgor herein shall be sent to Pledgor at the address set forth in the preamble above, and will be delivered in the same fashion as required by Section 10.1 of the Loan Agreement.

24.
This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

25.
TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

26.
This Agreement may be executed in original counterparts each of which counterpart shall be deemed an original document but all of which counterparts together shall constitute the same agreement. Execution and delivery via facsimile or PDF shall bind the parties.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Collateral Pledge Agreement has been executed and delivered as of the date first set forth above.

NEW AGE BEVERAGES CORPORATION

By:______________________________
Name:
Title:

SCHEDULE I

Pledged Collateral

The following Pledged Collateral is hereby pledged by Pledgor to Secured Party pursuant to the Collateral Pledge Agreement to which this Schedule is attached:

Pledged Shares

Name of Entity	State of Incorporation	Certificate No. of Shares to be Pledged	Number of Shares Pledged	Percentage of Shares Pledged	Number of Shares Issued and Outstanding	Class of Shares
NABC, Inc.	Colorado	2	100,000	100	100,000	Common

New Age Health Sciences, Inc.	Nevada	2	100	100	100	Common

Pledged Membership Interests

Name of Entity	State of Formation	Certificate No. of Units to be Pledged	Number of Units Pledged	Percentage of Interests Pledged	Number of Units Issued and Outstanding	Class of Units
NABC Properties, LLC	Colorado	N/A	100	100	100	Membership Interests

EXHIBIT A

Pledge Instruction

BY THIS PLEDGE INSTRUCTION, dated as of the 10th day of August, 2018, NEW AGE BEVERAGES CORPORATION, a corporation organized under the laws of the State of Washington (“Pledgor”), hereby instructs _________________, a _________________ (the “Company”), to register a pledge and security interest in, of and to all of Pledgor’s right, title and interest in the Equity Interests of the Company now and hereafter owned by Pledgor and pledged (“Interests”) in favor of Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Secured Party”) in accordance with that certain Collateral Pledge Agreement dated as of August 10, 2018 by Pledgor in favor of Secured Party.

Pledge Instructions. The Company is hereby instructed by Pledgor to register all of Pledgor’s right, title and interest in and to all of Pledgor’s Interests as subject to a pledge and security interest in favor of Secured Party who, upon such registration of pledge, shall become a registered pledgee of the Interests with all rights incident thereto.

Acknowledgment of Registration Statement. The Company is hereby instructed by Pledgor to promptly inform Secured Party of the registration of the pledge by sending an Acknowledgment of Registration Statement, substantially in the form of Exhibit B attached hereto, to Secured Party at the address of Secured Party set forth in that certain Loan and Security Agreement dated as of August 10, 2018, among Pledgor, NABC, INC., a corporation organized under the laws of the State of Colorado (“NABC”), NABC PROPERTIES, LLC, a limited liability company formed under the laws of the State of Colorado (“NABC Properties”) and NEW AGE HEALTH SCIENCES, INC., a corporation organized under the laws of the State of Nevada (“New Age Health”, Pledgor, NABC, NABC Properties and each Person joined to the Loan Agreement as a borrower from time to time, collectively, the “Borrowers”, and each a “Borrower”), and Secured Party (as amended, restated, supplemented, or replaced from time to time, the (“Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the same meanings assigned to such terms in the Loan Agreement.

Warranties of Pledgor. Pledgor hereby represents and warrants to Secured Party that Pledgor is (i) an appropriate Person to originate this instruction, and (ii) entitled to effect the instruction here given.

[signature page follows]

IN WITNESS WHEREOF, Pledgor has caused this Pledge Instruction to be duly executed and delivered as of the date first above written.

NEW AGE BEVERAGES CORPORATION

By: __________________________________
Name: ____________________________
Title:______________________________

EXHIBIT B
Acknowledgment of Registration Statement

THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

Siena Lending Group LLC
9 W Broad Street, 5th Floor
Stamford, Connecticut 06902
Attention: Steve Sanicola
Email: ssanicola@sienalending.com

On the 10th day of August, 2018, the undersigned (the “Company”), caused the pledge of the Interests (as defined in Exhibit A of that certain Collateral Pledge Agreement dated as of the date hereof and executed by Pledgor in favor of SIENA LENDING GROUP LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Secured Party”) in the Company, which as of the date hereof is 100% of the total outstanding Equity Interests of the Company, pledged by NEW AGE BEVERAGES CORPORATION (the “Pledgor”), in favor of Secured Party, to be registered on the books and records of the Company. There are no other liens, restrictions or adverse claims to which the interests identified herein are, or may be subject, as of the date hereof except to the extent permitted by that certain Loan and Security Agreement dated as of August 10, 2018 among Pledgor, NABC, INC., a corporation organized under the laws of the State of Colorado (“NABC”), NABC PROPERTIES, LLC, a limited liability company formed under the laws of the State of Colorado (“NABC Properties”) and NEW AGE HEALTH SCIENCES, INC., a corporation organized under the laws of the State of Nevada (“New Age Health”, Pledgor, NABC, NABC Properties and each Person joined to the Loan Agreement as a borrower from time to time, collectively, the “Borrowers”, and each a “Borrower”) and Secured Party.

[signature page follows]

The Company hereby agrees that it will comply with instructions originated by Secured Party, in accordance with that certain Collateral Pledge Agreement dated as of August 10, 2018 executed by Pledgor in favor of Secured Party, without further consent by or from Pledgor.

[___________]

By: __________________________________
Name: ____________________________
Title:______________________________